UNITED  STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                              --------------------
                                   FORM  8-K/A

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date  of  Report  (Date  of  earliest  event  reported):   October 9, 2000
                               --------------------

                       Creative Host Services, Inc.
     ---------------------------------------------------------------------------
          (Exact  name  of  registrant  as  specified  in  its  charter)

                                   California
     ---------------------------------------------------------------------------
                (State  or  other  jurisdiction  of  incorporation)

             O00-22845                                      33-1069494
     ----------------------                     --------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

                          6335 Ferris Square, Suite G-H
                           San Diego, California 92126
     ---------------------------------------------------------------------------
                  (Address of principal executive offices)   (Zip  Code)

                                 (619) 587-7300
                              -----------------
           Registrant's  telephone  number,  including  area  code:

                               Not applicable
                        ---------------------------------
                     (Former  name,  address  and  telephone  number)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) On October 9, 2000, Creative Host Services, Inc. ("CHST") completed the closing of the acquisition of Gladco Enterprises, Inc. ("Gladco"), a company located in Pittsburgh, Pennsylvania that currently manages concessions in four airports.

     CHST completed the acquisition of Gladco in accordance with the terms of a Purchase Agreement (the "Purchase Agreement"). In accordance with the Purchase Agreement, CHST acquired 100% of the stock of Gladco, HLG Acquisition Corporation, a Pennsylvania corporation and an affiliate of Gladco and HLG Franchise Marketing Company, a Pennsylvania limited partnership and an affiliate of Gladco, from Edwin L. Klett, Louis Coccoli, Jr., Herbert H. Gill and the Virgil A. Gladieux Marital Trust (collectively, the "Sellers") in consideration for an aggregate amount equal to $7,000,000 (subject to adjustments as set forth in the Purchase Agreement), payable as follows: (i) $300,000 in cash which had been prepaid as a deposit, (ii) the payment of all outstanding principal and accrued interest of, or assumption of obligations under, liabilities as set forth in the Purchase Agreement which were not in excess of $2,500,000;
(iii) the issuance of shares (the "Shares") of CHST common stock equal to $500,000 divided by the average of the closing prices of CHST Stock on the Nasdaq Small Cap exchange for each of the thirty trading days ending two days prior to closing of the transaction (this resulted in an average price of $7.18, which resulted in 69,638 shares issued); and approximately $3.7 million in cash. CHST agreed to register the Shares on Form S-3. The total issued shares to the Sellers was approximately 0.1% of the issued and outstanding stock of CHST immediately after the acquisition.

     CHST also agreed to permit the Sellers to elect, by written notice to CHST, to require CHST to repurchase the shares when they are freely tradeable and registered at a price equal to the per share issuance price times the number of shares repurchased.

     CHST also agreed to adjust the purchase price at any time up to one year from closing by (i) $280,000 upon execution of a definitive lease, sub-lease or other operating agreement with respect to each of the two retail sites and commercial operations at the Newark, New Jersey International Airport; (ii) $295,000 upon execution of a definitive lease, sub-lease or other operating agreement with respect to each of the two retail sites and commercial operations at the Harrisburg, Pennsylvania International Airport; and $120,000 upon execution of a definitive lease, sub-lease or other operating agreement with respect to each of the two retail sites and commercial operations at the Rensselaer Railroad Station in Albany, New York.

     CHST agreed to employ Coccoli in an executive capacity and as President of Gladco.

     The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Gladco and CHST.

     In evaluating Gladco as a candidate for the acquisition, CHST Services used criteria such as the value of the airport concession assets of Gladco, its airport relationships, cash flows, potential growth and its history with the various airport operations. Creative Host Services determined that the consideration for the merger was reasonable.

    CHST obtained the funds for the acquisition of Gladco by the sale of approximately $2,500,000 in 7% Convertible Debentures due September 26, 2003 (the "Debentures") to GCA Strategic Investment Fund Limited. The purchase price of the Debentures was 95% of the principal amount, or $2,375,000. The Debentures are convertible at the lower of 110% of the volume weighted average sales price of CHST common stock on the day immediately preceding closing or 85% of the five lowest volume weighted average sales prices of the CHST common stock during the 25 days immediately preceding the date of a notice of conversion. CHST also issued 125,000 warrants to purchase CHST common stock to GCA Strategic Investment Fund at an exercise price of 102% of the closing bid price on the day immediately preceding the Closing Date. CHST agreed to register the shares of common stock issuable upon conversion of the Debentures and the shares issuable upon exercise of the warrants on Form S-3. The agreements provide certain negative covenants requiring compliance with terms by CHST and are adjustable upon certain events.

      As part of the financing by GCA Strategic Investment Fund, CHST negotiated for and obtained the right to pay off the GCA investment through alternative financings. CHST presently intends to seek to repay the GCA investment no later than the end of October 2001.

        (b) CHST intends to continue the historical businesses and proposed businesses of Gladco.

    Gladco Enterprises, Inc. ("Gladco") is a Pittsburgh-based hospitality and service company with $10.5 million in annual revenues, that operates food and beverage concessions in four international airports, including Pittsburgh International; Atlantic City International; Albany International, in New York; and M.B.S. International in Freeland, Michigan. The Company operates 22 individual concessions within those airports. Those concessions, combined with CHST's current concessions, give the combined companies locations in a total of 25 airports nationally, and approximately 95 overall concessions within those airports. The Gladco acquisition also improves each company's available co-branding product mix.

    The Creative Host/Gladco business combination is both strategic and synergistic, providing an experienced management team, heightened East Coast presence, and creates an infrastructure that provides efficient management, setting the stage for additional growth both internally and through acquisition. With the Company's ability to raise equity, combined with years of experience of Mr. Coccoli and Mr. Ali, it may open up the doors for further opportunities.

     Upon completion of the acquisition, GladCo became a wholly-owned subsidiary of CHST, with no noticeable change to any of GladCo's storefronts, method of operation or GladCo's current management team, led by 30-year industry veteran, Louis Coccoli, Jr., who will remain President of GladCo. Through the acquisition, CHST quickly enhanced its presence on the East Coast through representation by GladCo's corporate office in Pittsburgh.

     GladCo currently manages concessions in four airports, including Pittsburgh International; Atlantic City International; Albany International, in New York; and M.B.S. International, located in Freeland, Michigan. The Company has also signed a letter of intent for two store locations in the Newark, New Jersey International Airport, with projected annual sales of more than $3.7 million. In addition to its own signature facilities, GladCo operates several national brands, including Schlotzky's Deli, Hot Licks Bar & Grill and Samuel Adams Brew Pub, and has an exclusive agreement with Yuengling Brewery, the oldest brewery in the United States.

    The combined Companies will realize the benefits of having East Coast and West Coast offices, providing geographically appealing management, operations consolidation, additional industry contacts and clout, and creativity enhancements from combined co-branding and airport concessions experience. As a Company, Gladco has focused its bids to include bar and lounge services that return higher margins than typical food service concessions, which compliments CHST's existing operations.

    Creative Host Services, Inc./ Gladco Enterprises, Inc. are engaged in the business of acquiring, managing and operating airport concessions such as food and beverage, news and gift, and other concessions throughout the United States. In addition, the Company also provides in-flight catering to certain national airlines at 9 of its airport locations and also manages Airline Clubs. Six of the Company's 95 operating concessions are food-courts, each consisting of several food and beverage restaurants that are located within each court. If the various food courts were separated and counted as individual concessions, Creative Host/Gladco operate approximately 95 concessions overall. To simplify accounting, the Company counts these food-courts as one concession. Creative Host Services, Inc. enjoys co-branding relationships with several national and regional companies such as Carl's Jr., Schlotzky's Deli, TCBY Yogurt, Samuel Adams Brew Pubs, Mrs. Fields Cookies, Pretzelmaker, Nathan's Famous Hotdogs, and Hot Licks Bar & Grill.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

                            GLADCO ENTERPRISES, INC.
                            Pittsburgh, Pennsylvania

                    Report on Audits of Financial Statements

                 For the years ended December 31, 1999 and 1998

CONTENTS
                                                                 PAGE
INDEPENDENT  AUDITORS'  REPORT                                    F-1

FINANCIAL  STATEMENTS

     Balance  Sheets,  December  31,  1999  and  1998             F-2

     Statements for the years ended December 31, 1999 and 1998:

          Operations                                              F-3

          Changes  in  Shareholders'  Equity                      F-4

          Cash  Flows                                             F-5

     Notes  to  Financial  Statements                        F-6 to F-10

                          CREATIVE HOST SERVICES, INC.
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENTS OF
                                   OPERATIONS

INTRODUCTION                                                      F-11

     Pro Forma Condensed Consolidated Balance Sheet
       (Unaudited) September 30, 2000                             F-12

     Pro Forma Condensed Consolidated Statement of
       of Income (Unaudited) Nine Months Ended September
       30, 2000                                                   F-13

     Pro Forma Condensed Consolidated Statement of
       of Income (Unaudited) Year Ended December
       31, 1999                                                   F-14

     Notes to Pro Forma Condensed Consolidated Financial
       Statements                                             F-15 to F-16

                               [GRAPHIC  OMITED]


Schneider  Downs     Schneider  Downs  &  Co.,  Inc.

1133  Penn  Avenue

Certified  Public Accountants and  Business  Advisors     Pittsburgh,  PA  15222
          412/261-3644
          FAX  412/261-4876
          One  Columbus,  Suite  1500
          10  West  Broad  Street
          Columbus,  OH  43215
          614/621-4060
          FAX  614/621-4062
          http://www.sdcpa.com
     INDEPENDENT  AUDITORS'  REPORT



To  the  Shareholders  of
GladCo  Enterprises,  Inc.
Pittsburgh,  Pennsylvania


We have audited the accompanying balance sheets of GladCo Enterprises, Inc. as of December 31, 1999 and 1998, and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GladCo Enterprises, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.










Pittsburgh,  Pennsylvania
January  24,  2000

                         GLADCO  ENTERPRISES,  INC.

                              BALANCE  SHEETS






                                                                December 31
                                                              1999          1998
                               ASSETS

CURRENT ASSETS
  Cash . . . . . . . . . . . . . . . . . . . . . . .  $    193,652   $   359,341
  Accounts receivable. . . . . . . . . . . . . . . .        81,209        72,247
  Inventories. . . . . . . . . . . . . . . . . . . .       161,444       166,320
  Other current assets . . . . . . . . . . . . . . .        32,427       123,879
      Total Current Assets . . . . . . . . . . . . .       468,732       721,787
PROPERTY AND EQUIPMENT - AT COST
  Leasehold improvements . . . . . . . . . . . . . .     4,379,062     4,013,453
  Furniture, fixtures and equipment. . . . . . . . .     3,193,860     3,157,866
                                                         7,572,922     7,171,319
    Less - Accumulated depreciation. . . . . . . . .    (4,147,304)   (3,273,133)
                                                         3,425,618     3,898,186
OTHER ASSETS . . . . . . . . . . . . . . . . . . . .        96,877       162,001
                                                      $  3,991,227   $ 4,781,974

                            LIABILITIES

CURRENT LIABILITIES
  Current portion of long-term debt. . . . . . . . .  $    802,006   $   868,148
  Accounts payable . . . . . . . . . . . . . . . . .       206,962       259,417
  Accrued liabilities. . . . . . . . . . . . . . . .       368,882       357,849
    Total Current Liabilities. . . . . . . . . . . .     1.377,850     1,485,414
LONG-TERM DEBT . . . . . . . . . . . . . . . . . . .     2,089,572     2,526,263

                          SHAREHOLDERS'EQUITY

COMMON STOCK
  Par value $1 per share - authorized, 1,000 shares,
  issued and outstanding, 1,000 shares . . . . . . .         1,000         1.000
ADDITIONAL PAID-IN CAPITAL . . . . . . . . . . . . .       706,034       706,034
ACCUMULATED (DEFICIT) RETAINED EARNINGS. . . . . . .      (183,229)       63,263
                                                           523,805       770.297
                                                      $  3,991,227   $ 4,781,974

See  notes  to  financial  statements.

                         GLADCO  ENTERPRISES,  INC.

                            STATEMENTS OF OPERATIONS
                  FOR THE YEARS ENDED DECEMBER 31,1999 AND 1998


                                                                1999          1998

SALES . . . . . . . . . . . . . . . . . . . . . . . . .  $ 9,512,661   $ 9,775,924
COST OF SALES . . . . . . . . . . . . . . . . . . . . .   (2,311,313)   (2,330,592)
    Gross Profit. . . . . . . . . . . . . . . . . . . .    7,201,348     7,445,332
EXPENSES
  General, administrative and operating . . . . . . . .    6,897,133     6,869,809
  Interest, net . . . . . . . . . . . . . . . . . . . .      268,382       314,197
  Write-off of leasehold improvements . . . . . . . . .       81,733
  Loss on abandonment of mall restaurant (See Note 10.)      282,325             -
                                                           7,447,840     7,265,739
    Net (Loss) Income . . . . . . . . . . . . . . . . .  $  (246,492)  $   179,593



See  notes  to  financial  statements.

                       GLADCO  ENTERPRISES,  INC.

                    STATEMENTS  OF  SHAREHOLDERS'EQUITY
         FOR  THE  YEARS  ENDED  DECEMBER  31,1999  AND  1998




                                                                      Retained   Total
                                    Common Stock           Paid-In    Earnings   Shareholders'
                                  Shares    Par Value      Capital    (Deficit)  Equity

BALANCE, December 31, 1997         1,000    $1,000        $706,034    $(10,692)  $696,342


Distributions to shareholders                                        (105,698)   (105,698)

  Net income. . . . . . . . .          -         -               -     179,653    179,653

BALANCE, December 31, 1998. .      1,000     1,000         706,034      63,263    770,297

  Net income. . . . . . . . .          -         -               -    (246,492)  (246,492)

BALANCE, December 31, 1999. .      1,000    $1,000        $706,034   $(183,229)  $523,805



See  notes  to  financial  statements.

                            GLADCO ENTERPRISES, INC.

                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED DECEMBER 31,1999 AND 1998

                                                                       1999          1998

CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income . . . . . . . . . . . . . . . . . . . . . .  $ (246,492)  $   179,653
  Adjustments to reconcile net (loss) income to net
cash flows provided by operating activities:
    Depreciation and amortization . . . . . . . . . . . . . . .     967,192       951,548
    Write-off of leasehold improvements . . . . . . . . . . . .      81,733
    Loss on abandonment of mall restaurant,
      net of cash payments. . . . . . . . . . . . . . . . . . .     189,673             -
  Changes in assets and liabilities:
    Accounts receivable . . . . . . . . . . . . . . . . . . . .      (8,962)        5,935
    Inventories . . . . . . . . . . . . . . . . . . . . . . . .       4,876       (10,352)
    Other current assets. . . . . . . . . . . . . . . . . . . .      91,452       178,161
    Accounts payable. . . . . . . . . . . . . . . . . . . . . .     (52,455)     (126,688)
    Accrued liabilities . . . . . . . . . . . . . . . . . . . .      11,033       (83,54~)
      Net Cash Flows Provided by Operating Activities . . . . .     956,317     1,176,443
CASH FLOWS FROM INVESTING ACTIVITIES
  Additions to property and equipment, net. . . . . . . . . . .    (644,270)   (1,378,713)
  Proceeds from sale of property and equipment. . . . . . . . .           -        55,615
  Other assets. . . . . . . . . . . . . . . . . . . . . . . . .      25,097       (57,054)
      Net Cash Flows Used In Investing Activities . . . . . . .    (619,173)   (1,380,152)
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings on long-term debt. . . . . . . . . . . . . . . . .     419,000     1,102,071
  Payments on long-term debt. . . . . . . . . . . . . . . . . .    (921,833)     (746,981)
  Distributions to shareholders . . . . . . . . . . . . . . . .    (105,698)
      Net Cash Flows (Used In) Provided By Financing Activities   _(502,833)      249,392
      Net (Decrease) Increase In Cash . . . . . . . . . . . . .    (165,689)       45,683
CASH, BEGINNING OF YEAR . . . . . . . . . . . . . . . . . . . .     359,341       313,658
CASH, END OF YEAR . . . . . . . . . . . . . . . . . . . . . . .  $  193,652   $  359,341_
SUPPLEMENTAL DATA
  Cash payments for interest. . . . . . . . . . . . . . . . . .  $  278,000   $   317,000


See  notes  to  financial  statements.

                           GLADCO  ENTERPRISES,  INC.

                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31,1999 AND 1998

NOTE  I  -  ORGANIZATION

     GladCo Enterprises, Inc. (the Company) owns and operates retail food and beverage outlets located in the Pittsburgh International Airport, Albany International Airport, Atlantic City International Airport, MBS International Airport and a franchised restaurant located in a suburban shopping mall near the Pittsburgh International Airport, which was discontinued during 1999 (see Note
10).

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash  - The Company's cash balance may at times exceed federally insured limits.

     Inventories - Inventories consist primarily of purchased food, beverages and supplies and are stated at the lower of cost (first-in, first-out method) or market.

     Property and Equipment - Depreciation is provided on the straight-line method over estimated useful lives. Leasehold improvements are amortized over the term of the related lease. Repairs and maintenance, which do not extend the lives of the applicable assets, are charged to expense as incurred. Gain or loss from the disposition of assets is included in income.

Other Assets - Debt issuance costs are amortized over the life of the related obligation.

     Income Taxes - The shareholders of the Company have elected for it to be taxed as a Subchapter S Corporation. Accordingly, the Company is not liable for either federal or state income taxes, and no provision for such taxes has been made in these financial statements. It is the Company's general policy to make distributions to its shareholders, as required, in order for them to make payments of the personal income taxes resulting from the Company's operations.

NOTE  3  -  RELATED  PARTY  TRANSACTIONS

     The Company has retained the legal counsel of a firm in which one of the shareholders of the Company is a partner. Payments to this law firm were approximately $31,000 and $38,000 for the years ended December 31, 1999 and 1998, respectively.

     The Company is the franchisee of two restaurants of which the franchisor is a related entity. Total franchise fees paid to the related entity were approximately $72,000 and $91,000 for the years ended December 31, 1999 and 1998, respectively

                           GLADCO  ENTERPRISES,  INC.

                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31,1999 AND 1998

NOTE  3  -  RELATED  PARTY  TRANSACTIONS  (Continued)

     During 1999, the Company began leasing its corporate office building from its president. The lease agreement specifies monthly payments of $3,000 through December 31, 2003. Rent expense related to this agreement totaled $36,000 for the year ended December 31, 1999.

     During 1999, the Company entered into a consulting agreement with a related entity owned by its president. Under the terms of the agreement, the Company agreed to pay the related entity a fee of $30,000 for consulting services in lieu of officer compensation for the same amount. The agreement provided for termination upon payment in full, which occurred during 1999.

NOTE  4  -  LONG-TERM  DEBT

Long-term  debt  at  December  31,  1999  and  1998  consists  of the following:

December 31
                                                                           1999        1998
Tenn loan, payable in monthly installments of $54,100 plus interest at prime (8.50% at December 31, 1999) plus .50% through
  January 2003 (monthly principal payments increase in
  subsequent years); collateralized by substantially all of the
  Company's assets and guaranteed by the shareholders of
  the Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  $2,414,344  $3,059,657
Term loan, payable in monthly installments of $6,660 plus interest at prime (8.50% at December 31, 1999) plus .50% through
  February 2004 (monthly principal payments increase in
  subsequent years); collateralized by substantially all of the
  Company's assets and guaranteed by the shareholders of
  the Company . . . . . . . . . . . . . . . . . . . . . . . . . . .     370,560
Equipment note, interest at 7%, due in monthly installments of
  $1,742, including interest through April 2001, with the remaining outstanding balance due in May 2001, secured by the assets
  purchased under this note . . . . . . . . . . . . . . . . . . . .     106,674     119,610
Subordinated note payable to shareholder, interest at prime, due in monthly installments of $18,400, including interest. Note paid in
  full during 1999. . . . . . . . . . . . . . . . . . . . . . . . .           -     215,144
                                                                      2,891,578   3,394,411
    Less - Current portion. . . . . . . . . . . . . . . . . . . . .     802,006     868,148
                                                                     $2,089,572  $2,526,263

                           GLADCO  ENTERPRISES,  INC.

                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31,1999 AND 1998


NOTE  4  -  LONG-TERM  DEBT  (Continued)

Future  maturities  of  long-term  debt  are  as  follows:

                     2001     $  863,000
                     2002      1,042,000
                     2003        173,000
                     2004         11,572

                              $2,089,572

     The Company's term loan agreements require that the Company maintain minimum net worth and debt service coverage levels, among other restrictions. The Company has obtained waivers on the requirements for which it was not in compliance as of December 31, 1999.

The  prime  rate  at  December  31,  1999  was  8.50%.

NOTE  5  -  OTHER  ASSETS

Other  assets  consist  of  the  following:

                                                      1999          1998
        Loan  costs  and  deferred  charges,
          net  of  accumulated  amortization     $  35,977     $  87,945
        Refundable  security  deposits              60,900        74,056
                                                 $  96,877     $ 162,001

NOTE  6  -  WRITE-OFF  OF  LEASEHOLD  IMPROVEMENTS

     During 1998, the Company wrote off leasehold improvements with a net book value of approximately $82,000, since they were considered to have no continuing value.

                           GLADCO  ENTERPRISES,  INC.

                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31,1999 AND 1998

NOTE  7  -  OPERATING  LEASES  AND  FRANCHISE  AGREEMENTS

     Operating Leases - The Company rents certain facilities and equipment under operating leases that expire on various dates through February 2011. These leases provide for rental payments based upon revenues generated in the leased facilities. Certain leases include provisions for payments of minimum rental charges, taxes associated with the real property, and expenditures for improvements of the leased facilities.

     The approximate future minimum payments and expenditures due under these noncancelable leases are as follows:

                             2000     $     418,000
                             2001           423,000
                             2002           428,000
                             2003           420,000
                             2004           384,000
                         Thereafter       1,153,000

                                         $3,226,000

     Rent expense was approximately $1,402,000 and $1,443,000 for the years ended December 31, 1999 and 1998, respectively.

     Franchise Agreements - The Company has agreements with two franchisers, (one of which is an affiliated entity - see Note 2) which provide for rights to operate certain facilities as franchises. These agreements provide for fees ranging from 3.5% to 5.0% of revenues generated at the franchise facilities. Franchise fee expense was approximately $113,000 and $125,000 for the years ended December 31, 1999 and 1998, respectively.

NOTE  8  -  COMMITMENTS  AND  CONTINGENCIES

     The Company is involved in various claims and litigation incidental to its business. In the opinion of management, the ultimate resolution of these issues will not have a significant adverse effect on the financial position of the Company.


NOTE  9  -  EMPLOYEE  RETIREMENT  PLAN

     The Company maintains a noncontributory 401(k) plan covering all full-time employees who have completed one year of service. Employees may elect to contribute up to 15% of their salary into the plan.

                           GLADCO  ENTERPRISES,  INC.

                          NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31,1999 AND 1998

NOTE  10  -  ABANDONMENT  OF  MALL  RESTAURANT

     During 1999, the Company made the decision to abandon the operations of its franchised restaurant located in a suburban shopping mail near the Pittsburgh International Airport. On November 2, 1999, the Company entered into an agreement with SPG Enterprises, Inc. in which certain assets of the Company were exchanged for the release and termination of the Company's lease agreement at the location. The abandonment loss and operating loss amounted to $456,775. The following is a summary of the related losses:

                                    January  I  -      January  I  -
                                      November  2,     December  31,
                                              1999              1998
           Sales                        $  319,967     $     465,844
           Cost  of  sales                 113,319           174,663
              Gross  Profit                206,648           291,181
           Operating  expenses             381,098           526,380
              Loss  From  Operations      (174,450)         (235,199)
           Loss  on  abandonment          (282,325)                -
                                       $  (456,775)         $     23

                          CREATIVE HOST SERVICES, INC.
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENTS OF
                                   OPERATIONS
                 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)


Pursuant to a Purchase Agreement, Creative Host Services, Inc. purchased all of the outstanding shares of GladCo Enterprises, Inc, a Pennsylvania corporation, the outstanding shares of HLG Acquisition Corporation, a Pennsylvania corporation and the outstanding limited partnership interest in HLG Franchise Marketing Company, a Pennsylvania limited partnership effective as of October 9, 2000 (the "Acquisition"). The Acquisition has been accounted for under the purchase accounting method. The aggregate purchase price was approximately $7,952,000, which includes the cost of the Acquisition. The aggregate purchase price was allocated to the assets of the Company, based upon estimates of their respective fair market values. The excess of purchase price over the fair values of the net assets acquired was initially $4,134,000 and has been recorded as goodwill.

The following unaudited pro forma condensed consolidated balance sheet and statements of operations of Creative Host Services, Inc. (the "Company") at September 30, 2000 and for the year ended December 31, 1999 and the nine months ended September 30, 2000, have been prepared to illustrate the effect of the Acquisition, as though the Acquisition had occurred on January 1, 1999, for purposes of the pro forma statements of operations. The pro forma adjustments and the assumption on which they are based are described in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations.

The pro forma condensed consolidated balance sheet and statements of operations are presented for illustrative purposes only and are not necessarily indicative of the results of operations of the Company that would have been reported had the Acquisition occurred on January 1, 1999, nor do they represent a forecast of the results of operations for any future period. The unaudited pro forma condensed consolidated statements, include the Notes thereto, should be read in conjunction with the historical consolidated financial statements of the Company, which are incorporated herein by reference.

 Creative  Host  Services,  Inc.
 Pro  Forma  Condensed  Consolidated  Balance  Sheet  (Unaudited)
 September  30,  2000  (in  thousands)

                                                            Creative                 Pro Forma       Pro Forma
                                                            Host        GladCo       Adjustments    Consolidated
                                                            ----------  -----------  -------------  --------------

                      Assets
                     -------

 Current assets:
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .  $   7,728   $      314   $     (6,656) (1)  $ 1,386
 Accounts receivable, net. . . . . . . . . . . . . . . . .        629           67                          696
 Inventory . . . . . . . . . . . . . . . . . . . . . . . .        326          143                          469
 Prepaid expenses. . . . . . . . . . . . . . . . . . . . .        385            -                          385
 Other current assets. . . . . . . . . . . . . . . . . . .          -           28              -            28
                                                            ----------  -----------  -------------  ------------
 Total current assets. . . . . . . . . . . . . . . . . . .      9,068          552         (6,656)        2,964

 Property and equipment, net . . . . . . . . . . . . . . .     11,936        2,902            500 (1)    15,338
 Costs in excess of net assets acquired. . . . . . . . . .          -            -          4,134 (1)     4,134
 Deposits. . . . . . . . . . . . . . . . . . . . . . . . .        475            -           (300)(1)       175
 Other assets. . . . . . . . . . . . . . . . . . . . . . .        286           88            374
 Acquisition costs . . . . . . . . . . . . . . . . . . . .          -            -            672 (1)       672
                                                            ----------  -----------  -------------  ------------

                                                            $  21,765   $    3,542   $     (1,650)  $    23,657
                                                            ==========  ===========  =============  ============

              Liabilities and Stockholders' Equity
             -------------------------------------

 Current liabilities:
 Accounts payable and accrued expenses . . . . . . . . . .  $   1,642   $      802                 $      2,444
 Current maturities of capital lease obligations . . . . .        824            -                          824
 Current maturities of long-term debt. . . . . . . . . . .      2,048          935   $       (841) (1)    2,142
                                                            ----------  -----------  -------------  ------------
 Total current liabilities . . . . . . . . . . . . . . . .      4,514        1,737           (841)        5,410

 Obligations under capital leases, less current maturities      2,690            -                        2,690
 Long-term debt, less current maturities . . . . . . . . .        137        1,357         (1,261) (1)      233
                                                            ----------  -----------  -------------  ------------
 Total liabilities . . . . . . . . . . . . . . . . . . . .      7,341        3,094         (2,102)        8,333
                                                            ----------  -----------  -------------  ------------

 Stockholders' equity:
                                                                                               (1) (1)
 Common stock. . . . . . . . . . . . . . . . . . . . . . .     15,492            1            500 (1)    15,992
                                                                                              400 (1)
 Additional paid-in capital. . . . . . . . . . . . . . . .        966          706           (706) (1)    1,366
 Accumulated deficit . . . . . . . . . . . . . . . . . . .     (2,034)        (259)           259 (1)    (2,034)
                                                            ----------  -----------  -------------  ------------
 Total stockholders' equity. . . . . . . . . . . . . . . .     14,424          448            452        15,324
                                                            ----------  -----------  -------------  ------------

                                                            $  21,765   $    3,542   $     (1,650)  $    23,657
                                                            ==========  ===========  =============  ============

 Creative  Host  Services,  Inc.
 Pro  Forma  Condensed  Consolidated  Statement  of  Income  (Unaudited)
 Nine  Months  Ended September 30, 2000 (in thousands, except per share amounts)




                                                 Creative                  Pro Forma      Pro Forma
                                                 Host         GladCo       Adjustments    Consolidated
                                                 -----------  -----------  -------------  --------------

 Revenues . . . . . . . . . . . . . . . . . . .  $   15,383   $    7,293                   $     22,676

 Cost of goods sold . . . . . . . . . . . . . .       4,929        1,719                          6,648
                                                 -----------  -----------                  -------------

 Gross profit . . . . . . . . . . . . . . . . .      10,454        5,574                         16,028
                                                 -----------  -----------                  -------------

 Operating costs and expenses:
   Payroll and other employee benefits. . . . .       4,967        1,916                          6,883
   Occupancy. . . . . . . . . . . . . . . . . .       3,176        1,858   $         38 (2)       5,072
                                                                                    155 (3)
   General, administrative and selling expenses       1,737        1,246             50 (4)       3,188
                                                 -----------  -----------  -------------  --------------

 Total operating costs and expenses . . . . . .       9,880        5,020            243          15,143
                                                 -----------  -----------  -------------  --------------

 Income from operations . . . . . . . . . . . .         574          554           (243)            885

                                                                                   (142) (5)
                                                                                      5 (6)
 Interest expense . . . . . . . . . . . . . . .         315          196            105 (7)         479
                                                 -----------  -----------  -------------  --------------

 Income (loss) before income taxes. . . . . . .         259          358           (211)            406

 Provision for income taxes . . . . . . . . . .           6            -              -               6
                                                 -----------  -----------  -------------  --------------

 Net income . . . . . . . . . . . . . . . . . .  $      253   $      358   $       (211)  $         400
                                                 ===========  ===========  =============  ==============

 Earnings per share . . . . . . . . . . . . . .  $     0.04                                  $     0.06
                                                 ===========                                 ===========

 Weighted average number of
   shares outstanding, basic and diluted. . . .   6,497,286                                   6,566,924
                                                 ===========                                 ===========

 Creative  Host  Services,  Inc.
 Pro  Forma  Condensed  Consolidated  Statement  of  Income  (Unaudited)
 Year  Ended  December  31,  1999  (in  thousands,  except  per  share  amounts)

                                                 Creative                  Pro Forma      Pro Forma
                                                 Host         GladCo       Adjustments    Consolidated
                                                 -----------  -----------  -------------  --------------

 Revenues . . . . . . . . . . . . . . . . . . .  $   18,177   $    9,513                   $     27,690

 Cost of goods sold . . . . . . . . . . . . . .       5,765        2,311                          8,076
                                                 -----------  -----------                  -------------

 Gross profit . . . . . . . . . . . . . . . . .      12,412        7,202                         19,614
                                                 -----------  -----------                  -------------

 Operating costs and expenses
   Payroll and other employee benefits. . . . .       5,913        2,670                          8,583
   Occupancy. . . . . . . . . . . . . . . . . .       3,889        2,618   $         50 (2)       6,557
                                                                                    207 (3)
   General, administrative and selling expenses       2,200        1,609             67 (4)       4,083
                                                 -----------  -----------  -------------  --------------

 Total operating costs and expenses . . . . . .      12,002        6,897            324          19,223
                                                 -----------  -----------  -------------  --------------

 Income from operations . . . . . . . . . . . .         410          305           (324)            391

 Loss on abandonment of mall restaurant . . . .           -          282                            282
                                                                                   (189) (5)
                                                                                      7 (6)
 Interest expense . . . . . . . . . . . . . . .         978          268            140 (7)        1,204
                                                 -----------  -----------  -------------  --------------

 Income (loss) before income taxes. . . . . . .        (568)        (245)          (282)         (1,095)

 Provision for income taxes . . . . . . . . . .          12            -              -              12
                                                 -----------  -----------  -------------  --------------

 Net income . . . . . . . . . . . . . . . . . .  $     (580)  $     (245)  $       (282)  $      (1,107)
                                                 ===========  ===========  =============  ==============

 Earnings per share . . . . . . . . . . . . . .  $    (0.18)                                 $    (0.33)
                                                 ===========                                 ===========

 Weighted average number of
   shares outstanding, basic and diluted. . . .   3,295,843                                   3,365,481
                                                 ===========                                 ===========

 Creative  Host  Services,  Inc.
 Notes  to  Pro  Forma  Condensed  Consolidated Financial Statements (unaudited)

 Note A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

   (1)  To reflect the acquisition of GladCo and the allocation of the purchase price on the basis of the fair value of the assets acquired.  The components of the purchase price and its allocation to the assets and liabilities of GladCo are as follows (in thousands):

   Components of purchase price:
   Initial deposit per section 1.2.1 of agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   300
   Wire transfer for settlement of GladCo indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . .    2,198
   Wire transfer to sellers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,186
   Acquisition costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      672
   Debt assumed which was not paid off per agreement -- Golden Triangle
     Developers, Inc. promissory note dated 4/30/96. . . . . . . . . . . . . . . . . . . . . . . . . . . .       96
   Value of common stock issued. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      500
                                                                                                            --------

                                                                                                              7,952

   Allocation of purchase price:
   Stockholders' equity of GladCo. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (448)
   Settlement of GladCo indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (2,198)
   Acquisition costs (cash of $272 and convertible debt feature of $400) . . . . . . . . . . . . . . . . .     (672)
   Increase in property and equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (500)
                                                                                                            --------

   Cost in excess of net assets acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 4,134
                                                                                                            ========

 Note B - The pro forma adjustments to the condensed consolidated statements of income are as follows:

                                                                        Year Ended           Nine Months Ended
                                                                        December 31, 1999    September 30, 2000
                                                                        -------------------  --------------------

   (2)  Adjustment to occupancy:
   Amortization of increase in FMV of assets acquired
   over 10 years . . . . . . . . . . . . . . . . . . . . . . . . . . .  $               50   $                38

   (3)  Adjustments to general, administrative, and selling expenses:
   Amortization of excess cost over fair value of net assets
     acquired over 20 years. . . . . . . . . . . . . . . . . . . . . .  $              207   $               155

   (4)  Adjustment to general, administrative and selling expenses:
   Amortization of acquisition costs over 10 years . . . . . . . . . .  $               67   $                50

   (5)  Adjustment to interest expense:
   Savings of interest on settlement of GladCo
   indebtedness at an interest rate of 9%. . . . . . . . . . . . . . .  $             (189)  $              (142)

 Creative  Host  Services,  Inc.
 Notes  to  Pro  Forma  Condensed  Consolidated Financial Statements (unaudited)

 Note B - The pro forma adjustments to the condensed consolidated statements of income are as follows (continued):

                                                       Year Ended          Nine Months Ended
                                                       December 31, 1999   September 30, 2000
                                                       ------------------  -------------------

   (6)  Adjustment to interest expense:
   Interest on debt assumed at an interest rate of 7%  $                7  $                 5

   (7)  Adjustment to interest expense:
   Interest on bridge loan at an interest rate of 7%.  $              140  $               105

ITEM  8.  CHANGE  IN  FISCAL  YEAR

        Not  applicable.

EXHIBITS

*2.1. Purchase Agreement between Creative Host Services, Inc. and Edwin L. Klett, Louis Coccoli, Jr., Herbert H. Gill and the Virgil Gladieux Marital Trust dated as of September 28, 2000

*4.1 Securities Purchase Agreement, dated as of September 26, 2000, between Creative Host Services, Inc. and GCA Strategic Investment Fund Limited

*4.2 Convertible Debenture, dated as of September 26, 2000, issued by Creative Host Services, Inc. to GCA Strategic Investment Fund Limited

*4.3 Warrant, dated as of September 26, 2000, issued by Creative Host Services, Inc. to GCA Strategic Investment Fund Limited

*4.4 Registration Rights Agreement, dated as of September 26, 2000, between Creative Host Services, Inc. and GCA Strategic Investment Fund Limited

*4.5 Escrow Agreement, dated as of September 26, 2000, between Creative Host Services, Inc., GCA Strategic Investment Fund Limited and The Law Offices of Kim T. Stephens.

---------
*Previously filed

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREATIVE HOST SERVICES, INC.

                                            By  /s/  Sayed Ali
                                              ----------------------------------
                                              President
Date:  February 27, 2000